Schedule of Investments May 31, 2020 (Unaudited)

ATAC Rotation Fund

Description	Shares	Value
EXCHANGE-TRADED FUNDS - 93.1%
iShares Core S&P Small-Cap Fund *	1,035,803	$68,508,010
ProShares UltraPro Russell 2000 Fund #	902,183	27,733,105
Schwab U.S. Small-Cap Fund *	706,325	44,773,942
SPDR Portfolio S&P 600 Small Cap Fund	590,291	15,182,285
TOTAL EXCHANGE-TRADED FUNDS
(Cost $144,234,709)		156,197,342

SHORT-TERM INVESTMENT - 4.6%
First American Government Obligations Fund - Class X, 0.09%^
(Cost $7,820,474)	7,820,474	7,820,474

Total Investments - 97.7%
(Cost $152,055,183)		164,017,816
Other Assets and Liabilities, Net - 2.3%		3,793,909
Total Net Assets - 100.0%		$167,811,725

*
Fair Value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

#	Represents an affiliated company as defined under the Investment Company Act of 1940.
^	The rate shown is the annualized seven day effective yield as of May 31, 2020.

Transaction with Affiliates- If the Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the Investment Company Act of 1940, as amended.  The Fund conducted transactions during the period ended May 31, 2020, with affiliated companies as so defined:

	Beginning Shares	Additions	Reductions	Ending Shares
ProShares UltraPro Russell 2000 Fund	-	1,818,350	(916,167)	902,183
Direxion Emerging Markets Bull 3x Fund	-	385,814	(385,814)	-

	Value May 31, 2020	Dividend Income	Realized Gain	Change in Unrealized Appreciation/ Depreciation
ProShares UltraPro Russell 2000 Fund	$27,733,105	$13,094	$1,237,068	$4,953,323
Direxion Emerging Markets Bull 3x Fund	-	6,476	660,648	-
			$1,897,716	$4,953,323

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$156,197,342	$-	$-	$156,197,342
Short-Term Investment	7,820,474	-	-	7,820,474
Total Investments	$164,017,816	$-	$-	$164,017,816

Refer to the Schedule of Investments for further information on the classification of investments.